UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

       Date of Report (Date of Earliest Event Reported): December 31, 2004

                                SENTICORE, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                                    333-87111
                                   ----------
                            (Commission File Number)

                                   11-3504866
                                   ----------
                 (I.R.S.  Employer  Identification  No.)

                    2410 Hollywood Blvd., Hollywood, FL 33020
              ----------------------------------------------------
             (Address of Principal Executive Offices)     (Zip Code)

                                 (954) 927-0866
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)


     This Current Report on Form 8-K is filed by Senticore, Inc., a Delaware corporation (the "Registrant"), in connection with the items set forth below.

ITEM  1.01.  Entry  Into  A  Material  Definitive  Agreement.

     On December 5, 2004, the Registrant executed a Plan of Exchange (the "Agreement"), between and among the Registrant, Jack E. Owens, a citizen and resident of Orange County ("Owens"), and Star Capital Investors("SCI"), LLC, a Florida Limited Liability Corporation controlled by Owens.

     Pursuant to and at the closing of the Agreement, SCI will exchange their 50,000,000 common shares of Pokerbook Gaming Corporation ("POKG"), a corporation traded on the Over-the-Counter pinksheets, for 10,000,000 shares of the Registrant. Upon completion of the exchange, the Registrant will own approximately 79% of the issued and outstanding shares of POKG. An executed copy of the Agreement is attached hereto as Exhibit 10.1.

     POKG is engaged in the on-line gaming industry and conducts world poker tournaments for both commercial enterprises and not-for-profit organizations. In 2003, POKG had unaudited revenues of approximately $2,000 and assets of approximately $117,000.

     As a legal matter, the exchange transaction will become effective when Articles of Exchange are filed with the Secretary of State of the State of Delaware.

     The closing of the Agreement will have several important consequences for the Registrant. First, the Registrant will own 50,000,000 shares of common stock, or 79%, of the POKG which will result in a change of control for POKG. Second, the Registrant anticipates appointing new directors who are its designees to the Board of Directors of POKG. The names of the director candidates, their security holdings and other background information will be disclosed pursuant to an amended Current Report on Form 8-K within 20 days of closing. Inasmuch as POKG is not registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, POKG will not file an Information Statement on Schedule 14F-1 in connection with the change in a majority of the Board of Directors.

     The Registrant currently has approximately 115,000,000 shares of common stock that trade on the Over-The-Counter Bulletin Board under the symbol "SNIO".



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTICORE,  INC.


By  /s/  Carl  Gessner
         Carl  Gessner
         Chairman  and  Chief  Executive  Officer



                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

10.1          Plan  of  Exchange,  dated  December  5,  2004